UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2014

NEWMARKET CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-32190

Virginia	20-0812170
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 23, 2014, NewMarket Corporation (the “Company”) issued a press release regarding its earnings for the first quarter ended March 31, 2014. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2014 the Company held its 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”) at which the Company’s shareholders approved the NewMarket Corporation 2014 Incentive Compensation and Stock Plan (the “2014 Incentive Plan”). For a description of the terms and conditions of the 2014 Incentive Plan, see “Proposal 4 – Approval of 2014 Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2014 (the “Proxy Statement”), which description is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting, the proposals listed below were submitted to a vote of shareholders, and are described in more detail in the Proxy Statement. The results are as follows:

1. Shareholders elected each of the Company’s seven nominees to serve on its Board of Directors for the ensuing year, as set forth below:

Director	Affirmative Votes	Votes Against	Abstentions	Broker Non-Votes

Phyllis L. Cothran	11,174,657	118,682	7,423	829,802

Mark M. Gambill	11,208,985	87,919	3,858	829,802

Bruce C. Gottwald	11,252,187	44,544	4,031	829,802

Thomas E. Gottwald	11,267,405	29,567	3,790	829,802

Patrick D. Hanley	10,296,180	1,000,526	4,056	829,802

James E. Rogers	11,248,714	47,986	4,062	829,802

Charles B. Walker	11,171,684	125,357	3,721	829,802

2. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2014, as set forth below:

Affirmative Votes	Votes Against	Abstentions

11,725,698	395,906	8,960

3. The shareholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement, as set forth below:

Affirmative Votes	Votes Against	Abstentions	Broker Non-Votes

11,088,397	126,171	86,194	829,802

4. The shareholders approved the 2014 Incentive Plan, as set forth below:

Affirmative Votes	Votes Against	Abstentions	Broker Non-Votes

10,585,363	703,824	11,575	829,802

Item 8.01. Other Events

On April 24, 2014, the Company issued a press release reporting that (i) the Company’s Board of Directors had declared a dividend of $1.10 per share of the Company’s common stock, payable on July 1, 2014 to the Company’s shareholders of record as of June 16, 2014, and (ii) its Board of Directors had authorized the repurchase of up to $400 million of the Company’s outstanding common stock until December 31, 2016. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	NewMarket Corporation 2014 Incentive Compensation and Stock Plan

99.1	Press release regarding quarterly earnings issued by the Company on April 23, 2014.

99.2	Press release regarding the quarterly dividend and new repurchase program, issued by the Company on April 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2014

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Chief Financial Officer